UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amended Current report filing)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2016 (September 30, 2015)

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-201017	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3901 North Front Street, Harrisburg, Pennsylvania		17110
(Address of principal executive offices)		(Zip Code)

(717) 957-2196

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

Explanatory Note

Riverview Financial Corporation (the “Corporation”) is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “Commission”) on January 5, 2016. This Form 8-K/A is being filed in order to provide the historical financial statements as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b), which financial statements and pro forma financial information were not included in the Form 8-K filed on January 5, 2016.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On December 31, 2015, at 11:59 p.m., Eastern Time, and pursuant to the Agreement and Plan of Merger (the “Agreement”) between Riverview Bank, the wholly owned subsidiary of Riverview Financial Corporation (“Riverview”), and Citizens National Bank of Meyersdale (“Citizens”), dated October 30, 2014, Citizens was merged with and into Riverview Bank, with Riverview Bank surviving.

The Agreement was previously filed with the Securities and Exchange Commission from Registration Statement No. 333-201017, filed on December 17, 2014.

A press release announcing the formation of the Corporation as a result of the merger of Riverview Bank and Citizens was previously filed with the Securities and Exchange Commission on January 5, 2016 as Exhibit 99.1 to Riverview’s Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The unaudited interim financial statements of Riverview as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014 are incorporated by reference to Riverview’s Form 10-Q (Registration No. 333-201017), filed on November 13, 2015.

The audited financial statements of Riverview as of and for the years ended December 31, 2014 and 2013 are incorporated by reference to Riverview’s Form 10-K (Registration No. 333-188193), filed March 30, 2015.

The unaudited interim financial statements of Citizens as of and for the nine months ended September 30, 2015 and 2014 are attached as Exhibit 99.3 and are incorporated herein by reference.

The audited financial statements of Citizens as of and for the years ended December 31, 2014 and 2013 are attached as Exhibit 99.4 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma financial information as of September 30, 2015 and for the nine months ended September 30, 2015 is attached hereto as Exhibit 99.5 and the unaudited pro forma financial information for the year ended December 31, 2014 is attached hereto as Exhibit 99.6 and are incorporated herein in their entirety by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Smith Elliott Kearns & Company, LLC.

23.2	Consent of CliftonLarsonAllen LLP.

99.1	Audited consolidated financial statements of Riverview as of and for the years ended December 31, 2014 and 2013 and Report of Independent Registered Public Accounting Public Accounting firm incorporated by reference to Riverview’s Form 10-K filed on March 30, 2015.

99.2	Unaudited interim consolidated financial statements of Riverview as of September 30, 2015 for the nine months ended September 30, 2015 and 2014 incorporated by reference to Riverview’s Form 10-Q filed on November 13, 2015.

99.3	Interim financial statements of Citizens, including the consolidated balance sheets as of September 30, 2015 (unaudited) and December 31, 2014 (audited), and the unaudited statements of operations for the nine months ended September 30, 2015 and 2014, filed herewith.

99.4	Audited financial statements of Citizens as of and for the years ended December 31, 2014 and 2013, filed herewith.

99.5	Unaudited pro forma combined financial information as of and for the nine months ended September 30, 2015, filed herewith.

99.6	Unaudited pro forma combined financial information as of and for the twelve months ended December 31, 2014, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: February 25, 2016	/s/ Kirk D. Fox
Kirk D. Fox
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Smith Elliott Kearns & Company, LLC.

23.2	Consent of CliftonLarsonAllen LLP.

99.1	Audited consolidated financial statements of Riverview as of and for the years ended December 31, 2014 and 2013 and Report of Independent Registered Public Accounting Public Accounting firm incorporated by reference to Riverview’s Form 10-K filed on March 30, 2015.

99.2	Unaudited interim consolidated financial statements of Riverview as of September 30, 2015 for the nine months ended September 30, 2015 and 2014 incorporated by reference to Riverview’s Form 10-Q filed on November 13, 2015.

99.3	Interim financial statements of Citizens, including the consolidated balance sheets as of September 30, 2015 (unaudited) and December 31, 2014 (audited), and the unaudited statements of operations for the nine months ended September 30, 2015 and 2014, filed herewith.

99.4	Audited financial statements of Citizens as of and for the years ended December 31, 2014 and 2013, filed herewith.

99.5	Unaudited pro forma combined financial information as of and for the nine months ended September 30, 2015, filed herewith.

99.6	Unaudited pro forma combined financial information as of and for the twelve months ended December 31, 2014, filed herewith.